SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): January 29, 2003



                          FLORIDA COMMUNITY BANKS, INC.
             (Exact name of registrant as specified in its charter)


          Florida                      000-1170902               35-2164765
(State or other jurisdiction      Commission File Number      (I.R.S. Employer
      of incorporation)                                      Identification No.)




                1400 North 15th Street, Immokalee, Florida 34142
                    (address of principal executive offices)

                  Registrant's telephone number: (239) 657-3171




                                 Not Applicable

          (Former name or former address, if changed since last report)

ITEM 9.  Regulation FD Disclosure

     On January 29, 2003, the Board of Directors of Florida Community Banks, Inc., released to its shareholders the unaudited earnings for the calander year ended December 31, 2002. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


ITEM 7C. Exhibits


Exhibit No.                Description

     99.1                  Press Release




SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2003
     ------------------
                                                   Florida Community Banks, Inc.
                                                   (Registrant)


                                           By: /s/ Thomas V. Ogletree
                                              ----------------------------------
                                              Thomas V. Ogletree
                                              Chief Financial Officer